Exhibit 16.1

Stable Coin workflow – High Level Overview

Token Creation

Token Destruction


1
2
3
Customer initiates AML process
Customer approved
Approved Customer sends funds
Funds Received
New Tokens Minted
Customer initiates AML process
Customer approved
Approved Customer sends tokens
Tokens Received
Funds sent out
Tokens Burned

Stable Coin token creation workflow – Implementation


1
Customer initiates AML process
2
Approved customer sends funds/asset
3
Approved Customer Receives Tokens
Token Request
Approval & Funding Instructions
Tokens Minted
Stable Coin Layer
Customer Info
Approval
Prime Trust CIP & AML
FIAT/Assets
Mint confirmation
Prime Trust
Remaining FIAT/ Assets
Fees
Escrow Account FBO Token Holders
Stable Coin Custodial Account

Stable Coin creation workflow – Integration


Creating a user and creating escrow and fees account
Users
Authentication
Send user info to Prime Trust to open accounts
Inviting another user to an account
User Invitations
View Account Activity – Totals, Positions & Statements
Cash Totals
Positions
Statements
Account Cash Ledger
Cash Transactions
Create a new contact for CIP/AML
1
Contacts
Linked to
Escrow Account
Notification when contact clears
Webhooks
Create a deposit for token minting
2
Payment Methods
Contributions (linked for fees)
Approved Contact
Escrow Account
Depositing Digital Assets
Digital Assets
Mint new tokens
3
Webhooks
Mint New Tokens (non Prime Trust)

PrimeTrust

Stable Coin token destruction workflow – Implementation


1
Customer initiates AML process
Token Request and Payment Info
Approval & Instructions
Customer Info
Prime Trust CIP & AML
Approval
2
Approved customer sends tokens
Send Tokens
Stable Coin Layer
Destruct Confirmation
Prime Trust
Funds Sent confirmation
3
Approved Customer Receives Funds
Remaining FIAT/Assets
FIAT/ Assets
Escrow Account FBO Token Holders
Fees
Stable Coin Custodial Account

PrimeTrust

Stable Coin destruction workflow – Integration


Creating a user and creating escrow and fees account
Users
Authentication
Send user info to Prime Trust to open accounts
Inviting another user to an account
User Invitations
View Account Activity – Totals, Positions & Statements
Cash Totals
Positions
Statements
Account Cash Ledger
Cash Transactions
Create a new contact for CIP/AML
1
Contacts
Linked to
Escrow Account
Notification when contact clears
Webhooks
Create a withdrawal for token destruction
2
Payment Methods
Disbursement
Approved Contact
Escrow Account
Withdrawing Digital Assets
Digital Assets
Burn existing tokens
3
Webhooks
Burn Tokens (non Prime Trust)